SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): June 30, 2006


Technology Funding Venture Partners V, An Aggressive Growth Fund, L.P.
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          (Exact name of registrant as specified in its charter)


        Delaware                           94-3094910
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(State or other jurisdiction of         (I.R.S. Employer
incorporation or organization)         Identification Number)


1107 Investment Boulevard, Suite 180
El Dorado Hills, California                                95762
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(Address of principal executive offices)                 (Zip Code)


                               (916) 941-1400
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              Registrant's telephone number, including area code

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 26, 2006, the remaining Independent General Partner ("IGP") of Technology Funding Ventures Partners V, An Aggressive Growth Fund, L.P. ("the Partnership" or "the Fund"), submitted his resignation to the Partnership effective immediately.

In the resignation letter, the stated reason for Harry Kitch's resignation was concern about the Managing General Partners' ability to appropriately manage the Fund and the liquidation of the Fund's assets for the benefit of the Limited Partners.

Earlier, IGP Richard A. Marcum had resigned from the Partnership. His resignation letter dated May 11, 2006, did not state a reason for his resignation .

Prior to the resignations, none of the IGPs had expressed any material concerns to the Managing General Partners, including voting against or abstaining on any resolutions considered at Partnership meetings.

A proxy noticing a Special Meeting of the Limited Partners on July 7, 2006, has been sent to all of the Limited Partners of record. As detailed more fully in that proxy, if the proposal to dissolve the Partnership prior to its scheduled termination date and the Plan of Dissolution and Liquidation are both adopted, the IGPs will cease to serve in any capacity after the conclusion of that Special Meeting.

The Managing General Partners have received two Letters of Intent regarding the purchase of the remaining investment holdings of the Partnership and its two affiliates, Technology Funding Partners III, L.P., and Technology Funding Venture Partners IV, An Aggressive Growth Fund, L.P. These indications of interest are subject to due diligence and a number of other conditions. There is no assurance that either Letter of Intent will result in a contract to purchase the Partnership's investment assets. Although the aggregate value indicated for the assets of all three funds is in excess of $10 million, the offerors have not provided any detail as to the allocation of the offer price among the individual holdings; consequently, there is no way to provide an indication of the potential value of the Partnership's share of the aggregate proceeds if either Letter of Intent should become a binding offer to purchase.

One of the Letters of Intent expressly conditions its offer on the willingness of the Managing General Partners to contract with the Purchaser for the continuing management of the portfolio assets for an extended period after the purchase of the assets. The issuer of the other Letter of Intent has verbally stated a similar condition.

Item 9.01.        Financial Statements And Exhibits

(c) Exhibits.

The following exhibits are filed as exhibits to this Current Report on Form 8-K:

     Exhibit No.          Description
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        99.1              Resignation letter of Richard A. Marcum
        99.2              Resignation letter of Harry E. Kitch

                  (c)      Not applicable.



                                    SIGNATURE


                  Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


TECHNOLOGY FUNDING VENTURE PARTNERS IV, AN AGGRESSIVE GROWTH FUND L.P.

By:   TECHNOLOGY FUNDING INC.
      TECHNOLOGY FUNDING LTD.
      Managing General Partners


  Date:  June 30, 2006              By:  /s/ Charles R. Kokesh
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                                     Charles R. Kokesh
                                     President, Chief Executive
                                     Officer, Chief Financial Officer
                                     and Chairman of Technology
                                     Funding Inc., and Managing General
                                     Partner of Technology Funding Ltd.